EXHIBIT 99.1

Immediate Release

Lantronix Announces Acquisition Funding

•	Term loan agreement provides $6 million of funding for acquisition
•	Company’s current line of credit increased from $4 million to $6 million
•	No change to current EPS growth guidance

Irvine, CA – November 12, 2019 – Lantronix, Inc. (“Lantronix” or “Company”) (NASDAQ: LTRX), a global provider of secure data access and management solutions for the industrial Internet of Things (IoT), today reported that it has entered into a Second Amended and Restated Loan and Security Agreement (the “Loan Agreement”) with Silicon Valley Bank (“SVB”) to provide Lantronix with a Term Loan, in the original principal amount of $6 million, to be used solely to fund the previously announced acquisition of Intrinsyc Technologies Corporation (TSX: ITC). The Term Loan is payable in forty-eight equal monthly installments and provides for an interest rate per annum equal to the greater of (i) the prime rate plus 1.00% or (ii) 6.00%. The Loan Agreement also increased Lantronix’s existing line of credit from $4 million to $6 million, providing the company with access to additional working capital.

“We are pleased to announce this funding for our acquisition of Intrinsyc,” stated Paul Pickle, President and CEO of Lantronix. “Strengthening our liquidity and access to capital is key to enabling our recently announced growth strategy and positions us to deliver significant long-term shareholder value.”

Lantronix will use the proceeds of the Term Loan to close its acquisition of Intrinsyc, currently targeted for January of 2020. Other material terms related to the Term Loan and the line of credit can be found in the Company’s Current Report on Form 8-K which will be filed with the Securities and Exchange Commission.

About Lantronix

Lantronix, Inc. is a global provider of secure data access and management solutions for the Internet of Things (IoT) assets. Our mission is to be the leading supplier of IoT solutions that enable companies to dramatically simplify the creation, deployment, and management of IoT projects while providing secure access to data for applications and people.

With more than two decades of experience in creating robust machine to machine (M2M) technologies, Lantronix is an innovator in enabling our customers to build new business models and realize the possibilities of the Internet of Things. Our connectivity solutions are deployed inside millions of machines serving a wide range of industries, including industrial, medical, security, transportation, retail, financial, environmental and government.

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Lantronix is headquartered in Irvine, California. For more information, visit www.lantronix.com.

Learn more on the Lantronix blog, www.lantronix.com/blog, featuring industry discussion and updates. To follow Lantronix on Twitter, please visit www.twitter.com/Lantronix. View our video library on YouTube at www.youtube.com/user/LantronixInc or connect with us on LinkedIn at www.linkedin.com/company/lantronix.

Forward-Looking Statements

This news release contains forward-looking statements, including statements concerning the financing and expected timing of our acquisition of Intrinsic, the expected impact of the amended credit facility on our growth strategy and long-term shareholder value, and our projected operating and financial performance. These forward-looking statements are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. We have based our forward-looking statements on our current expectations and projections about trends affecting our business and industry and other future events. Although we do not make forward-looking statements unless we believe we have a reasonable basis for doing so, we cannot guarantee their accuracy. Forward-looking statements are subject to substantial risks and uncertainties that could cause our results or experiences, or future business, financial condition, results of operations or performance, to differ materially from our historical results or those expressed or implied in any forward-looking statement contained in this news release. Some of the risks and uncertainties that may cause actual results to differ from those expressed or implied in the forward-looking statements are described in “Risk Factors” in our Annual Report on Form 10-K filed with the Securities and Exchange Commission, or SEC, as well as in our other filings with the SEC. In addition, actual results may differ as a result of additional risks and uncertainties of which we are currently unaware or which we do not currently view as material to our business. For these reasons, investors are cautioned not to place undue reliance on any forward-looking statements. The forward-looking statements we make speak only as of the date on which they are made. We expressly disclaim any intent or obligation to update any forward-looking statements after the date hereof to conform such statements to actual results or to changes in our opinions or expectations, except as required by applicable law or the rules of the NASDAQ Stock Market, LLC. If we do update or correct any forward-looking statements, investors should not conclude that we will make additional updates or corrections.

Lantronix Investor Relations Contact:

Jeremy Whitaker

Chief Financial Officer

investors@lantronix.com

949-450-7241

© 2019 Lantronix, Inc. All rights reserved. Lantronix is a trademark, of Lantronix, Inc.

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